UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : May 14, 2021
(Date of earliest event reported: May 10, 2021)

HAVERTY FURNITURE COMPANIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-14445
(Commission File Number)

Maryland	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
(a)  On May 10, 2021, Havertys held its annual meeting of stockholders. In the election of directors, the holders of shares of Class A common stock and common stock vote as separate classes in accordance with the Company's Charter.  For all other matters, the holders of shares of common stock and Class A common stock vote together as a single class and holders of common stock are entitled to one vote for each share of stock and holders of Class A common stock are entitled to ten votes for each share of stock.  At the meeting of stockholders, a plurality of votes is required in the election of each class of directors and for all other matters’ approval requires an affirmative vote of a combined majority of the votes cast.

(b)  Represented at the meeting in person or by proxy were 1,203,355 shares of Class A common stock, or approximately 89.13% of eligible Class A common stock, and 15,176,781 shares of common stock, or approximately 89.82% of eligible common stock shares.

The final voting results for each proposal, each of which is described in greater detail in Havertys' definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2021, follow below:

Proposal 1:  Election of Class A common stock directors.

The holders of Class A common stock elected all six director nominees at the annual meeting to serve a one-year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

Rawson Haverty, Jr.	1,172,275	2	31,078
Mylle H. Mangum	1,129,618	42,659	31,078
Vicki R. Palmer	1,170,655	1,622	31,078
Derek G. Schiller	1,169,655	2,622	31,078
Clarence H. Smith	1,171,275	1,002	31,078
Al Trujillo	1,171,275	1,002	31,078

Proposal 1:  Election of common stock directors.

The holders of common stock elected both director nominees at the annual meeting to serve a one-year term.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote

L. Allison Dukes	13,425,293	456,018	1,295,470
G. Thomas Hough	13,599,490	281,821	1,295,470

Proposal 2: Advisory Vote on Executive Compensation.

The stockholders approved the following resolution regarding executive compensation.

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Advisory Vote on Executive Compensation	25,273,333	278,062	52,686	1,606,250

Proposal 3: Frequency of the Stockholder Vote on Executive Compensation

The stockholders approved the following resolution regarding the frequency of the stockholder vote on executive compensation.

“RESOLVED, that the frequency of every one year for stockholders to approve the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

The voting results were as follows:

	1 Year	2 Year	3 Year	Broker Non-Vote
Advisory Vote on Frequency of the Stockholder Vote on Executive Compensation	24,116,659	2,800	1,458,824	25,698

Proposal 4: Approval of 2021 Long-Term Incentive Plan

The stockholders approved the 2021 Long-Term Incentive Plan. The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Approval of the 2021 Long Term Incentive Plan	25,147,504	402,770	53,807	1,606,250

Proposal 5: Ratification of Grant Thornton LLP as our independent auditor:

The stockholders ratified the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2021.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratification of Grant Thornton LLP	27,194,168	2,028	14,135	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
May 14, 2021	By:
Jenny Hill Parker Senior Vice President, Finance and Corporate Secretary